New York - Business Wire – April 4, 2006

Xethanol Raises up to $46 Million in Equity Capital

Xethanol Corporation (OTCBB:XTHN), a biotechnology driven ethanol company, announced today that that it has signed definitive agreements for up to $46 million in two separate equity financing transactions.

Under the terms of the first transaction, Xethanol will initially receive approximately $30 million from the issuance of shares of its common stock to institutional and private investors. Additionally, over the next three years, Xethanol could receive up to an additional $10.6 million from the exercise of warrants issued to these investors. More details and terms of the transaction will be made available in the Company's upcoming filing of form 8-K with the Securities and Exchange Commission. As part of this transaction, the company has agreed to file a resale registration statement on Form SB-2 with the Securities and Exchange Commission within 30 days following the closing for the purpose of registering for resale the shares of common stock sold in the financing.

Under the terms of the second transaction, Xethanol will initially receive $4 million from the issuance of shares of its common stock to Goldman Sachs & Co. Additionally, over the next three years, Xethanol could receive up to an additional $1.4 million from the exercise of warrants issued to Goldman Sachs. More details and terms of the transaction will be made available in the Company's upcoming filing of form 8-K with the Securities and Exchange Commission.

Christopher d'Arnaud-Taylor, Chairman and CEO of Xethanol stated “We have been steadily building our business opportunities over the last year in preparation for this significant capital infusion which will now allow us to execute these plans. They include the expansion of our existing facilities, new plants in the southeast and northeast regions, and, most importantly, the integration and commercialization of our technologies. Having this capital really marks the beginning of our ability to realize our stated goal of being a leader in the emerging biomass-to-ethanol industry by employing cutting edge technologies in the conversion of low-cost biomass and other waste streams.”

Mr. d'Arnaud-Taylor further stated “The Company is extremely fortunate to gain the support of the investors participating in these financings. It is gratifying to see our business model validated.”

About Xethanol Corporation

Xethanol Corporation’s goal is to be the leader in the emerging biomass-to-ethanol industry. Xethanol's mission is to optimize the use of biomass in the renewable energy field and convert biomass that is currently being abandoned or land filled into ethanol and other valuable co-products, especially xylitol. Xethanol's strategy is to deploy proprietary biotechnologies that will extract and ferment the sugars trapped in these biomass waste concentrations. Xethanol's strategic value proposition is to produce ethanol and valuable co-products cost effectively with ethanol plants located closer to biomass sources. In Iowa, Xethanol owns two ethanol production facilities, where it is deploying these technologies. For more information about Xethanol, please visit its website at http://www.xethanol.com.

Forward-Looking Statements

Certain matters discussed in this press release are "forward-looking statements." These forward-looking statements can generally be identified as such because the context of the statement will include words, such as "expects," "should," "believes," "anticipates" or words of similar import. Similarly, statements that describe Xethanol's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the financial performance of Xethanol, as appropriate, which could cause actual results to differ materially from those currently anticipated. Although Xethanol believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that their expectations will be attained. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Certain factors could cause results and conditions to differ materially from those projected in these forward-looking statements, and some of these factors are discussed below. These factors are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. These forward-looking statements are only made as of the date of this press release and Xethanol does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.